Exhibit 10.1

SEVENTH AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of August 4, 2023, between FIRST MID BANCSHARES, INC. (f/k/a FIRST MID-ILLINOIS BANCSHARES, INC.), a Delaware corporation (the “Borrower”), and THE NORTHERN TRUST COMPANY, an Illinois state-chartered bank (the “Lender”).

RECITALS

A.       The Borrower and the Lender entered into that certain Sixth Amended and Restated Credit Agreement, dated as of April 12, 2019 (the “Original Agreement”), as amended by the First Amendment to Sixth Amended and Restated Credit Agreement, dated as of April 10, 2020, and as further amended by the Second Amendment to Sixth Amended and Restated Credit Agreement, dated as of January 26, 2021, and as further amended by the Third Amendment to Sixth Amended and Restated Credit Agreement, dated as of April 9, 2021, and as further amended by the Fourth Amendment to Sixth Amended and Restated Credit Agreement, dated February 7, 2022, and as further amended by the Fifth Amendment to Sixth Amended and Restated Credit Agreement, dated April 8, 2022, and as further amended by the Sixth Amendment to Sixth Amended and Restated Credit Agreement, dated April 7, 2023 (the Original Agreement, as so amended, the “Agreement”), in which the Lender agreed to extend to the Borrower a revolving loan in the principal amount of up to $15,000,000; and

B.       By this Amendment, the Borrower and the Lender have agreed to certain amendments to the Agreement as described herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

Section 1.              All terms which are capitalized and used herein (which are not otherwise specifically defined herein) shall be used in this Amendment as defined in the Agreement.

Section 2.              The following defined terms are hereby stricken from Section 1.1 of the Agreement:

~~“Blackhawk Bancorp” means Blackhawk Bancorp Company, a Missouri corporation.~~

~~“Blackhawk Merger” has the meaning ascribed to such term in Section 6.1(c).~~

~~“LINCO Bancshares” means LINCO Bancshares, Inc., a Missouri corporation.~~

~~“LINCO Merger” has the meaning ascribed to such term in Section 6.1(c).~~

Section 3.              The following defined terms are hereby added in alphabetic order to Section 1.1 of the Agreement:

“Blackhawk Bancorp” means Blackhawk Bancorp, Inc., a Wisconsin corporation.

“Blackhawk Merger” has the meaning ascribed to such term in Section 6.1(c).

“Eagle Sub” means Eagle Sub LLC, a Wisconsin limited liability company and wholly-owned subsidiary of the Borrower.

Section 4.              Section 5.12 of the Agreement is hereby amended and restated to read as follows:

“5.12 Subsidiaries. Attached hereto as Exhibit B is a correct and complete list of all Subsidiaries of the Borrower, including prior to and following the Blackhawk Merger, as defined herein.”

Section 5.              Section 5.20 of the Agreement is hereby amended and restated to read as follows:

“5.20 Blackhawk Merger. The parties to the Blackhawk Merger (as defined herein) have received any and all necessary regulatory, governmental, shareholder and other material required approvals to consummate the transaction on or before September 11, 2023. The Borrower intends to consummate the Blackhawk Merger on or before August 15, 2023, and the Borrower has, nor with reasonable diligence should have, knowledge of or notice of any condition, circumstance or restriction that would result in any delay of the consummation of the Blackhawk Merger beyond September 11, 2023.”

Section 6.              Section 6.1(c), Section 6.1(d) and Section 6.1(e) of the Agreement are hereby amended and restated to read as follows:

“(c)     Blackhawk Bancorp may merge with and into Eagle Sub LLC, a wholly-owned direct subsidiary of the Borrower (the “Blackhawk Merger”) and, promptly following the consummation of the Blackhawk Merger, Eagle Sub LLC may be merged with and into, or dissolved into, the Borrower; and

(d)       Blackhawk Bank, which is a wholly-owned banking subsidiary of Blackhawk Bancorp prior to the Blackhawk Merger may, upon receipt of all requisite prior regulatory approvals, merge with and into First Mid Bank & Trust, National Association following the Blackhawk Merger.

(e)       Each of Blackhawk Risk Management, Blackhawk Statutory Trust I LLC, and Blackhawk Statutory Trust II, each of which is a wholly-owned subsidiary of Blackhawk Bancorp, and Nevahawk Investments, Inc., which is a wholly-owned subsidiary of Blackhawk Bank, as of the date hereof, may be merged with and into, or dissolved into, Borrower following the Blackhawk Merger, upon receipt of all requisite regulatory approvals.”

Section 7.              Section 6.5(a) of the Agreement is hereby amended and restated to read as follows:

“6.5.              Indebtedness; Liens and Taxes. The Borrower and any Subsidiary will:

(a)       Indebtedness. Not incur, permit to remain outstanding, assume or in any way become committed for indebtedness in respect of borrowed money (specifically including but not limited to indebtedness in respect of money borrowed from financial institutions but excluding deposits), except: (i) indebtedness incurred under this Agreement or to the Lender; (ii) indebtedness existing on the date of this Agreement shown on the financial statements furnished to the Lender before this Agreement was signed; (iii) indebtedness of the Subsidiary Banks arising in the ordinary course of the banking business of the Subsidiary Banks, and that certain indebtedness set forth on Schedule 6.5(a); (iv) the Borrower’s obligations to First Mid-Illinois Statutory Trust II, a Delaware business trust, all of the common securities of which are owned by the Borrower; (v) the Borrower’s obligations to Clover Leaf Statutory Trust I, a Delaware business trust, all of the common securities of which are owned by the Borrower; (vi) the Borrower’s obligations to FBTC Statutory Trust I, a Delaware business trust, all of the common securities of which are owned by the Borrower; (vii) the Borrower’s obligations to Blackhawk Statutory Trust I, a Connecticut statutory trust, all of the common securities of which are owned by the Borrower; (viii) the Borrower’s obligations to Blackhawk Statutory Trust II, a Delaware statutory trust, all of the common securities of which are owned by the Borrower; (ix) subordinated debt issued by the Borrower in the amount of $7,500,000 due 2031, pursuant to that certain Subordinated Note Purchase Agreement, dated as of May 14, 2021; and (x) subordinated debt issued by the Borrower in the amount of $7,500,000 due 2036, pursuant to that certain Subordinated Note Purchase Agreement, dated as of May 14, 2021 (items (iv) – (x) above shall be referred to herein as the “Subordinated Debt”). With respect to any Subordinated Debt, the Borrower may not make principal payments on, accelerate the maturity date or amend the terms of, the Subordinated Debt without Lender’s prior written consent. The Borrower is also expressly prohibited from making any payments on any Subordinated Debt if, at any time, an Event of Default hereunder has occurred or is continuing.”

Section 8.              Section 6.5(d) of the Agreement is hereby amended and restated to read as follows:

“(d)    Guaranties. Not assume, guarantee, endorse or otherwise become or be responsible in any manner (whether by agreement to purchase any obligations, stock, assets, goods or services, or to supply or loan or any portion thereof any funds, assets, goods or services, or otherwise) with respect to the obligation of any other person or entity, except: (i) by the endorsement of negotiable instruments for deposit or collection in the ordinary course of business, issuance of letters of credit or similar instruments or documents in the ordinary course of business; (ii) with respect to certain trust preferred obligations of First Mid-Illinois Statutory Trust II, Clover Leaf Statutory Trust I, FBTC Statutory Trust I, Blackhawk Statutory Trust I and Blackhawk Statutory Trust II; and (iii) except as permitted by this Agreement.”

Section 9.              “Exhibit B - Subsidiaries” shall be amended and replaced in the form attached hereto as Exhibit I to this Amendment.

Section 10.          The Borrower hereby remakes, as of the date of execution hereof, all of the representations and warranties set forth in Section 5 of the Agreement. The Borrower additionally represents and warrants that: (a) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under this Amendment are within the Borrower’s corporate powers, will be authorized by all necessary corporate action, have received all necessary governmental approval (if any should be required) and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or any subsidiary or of any agreement binding upon the Borrower or any subsidiary; and (b)  the representations and warranties set forth in Section 5 of the Agreement and in Section 10(a) of this Amendment shall be true and correct as of the date hereof, and after giving effect to this Amendment, between the Borrower and the Lender, no Event of Default or Unmatured Event of Default under the Agreement has occurred and is continuing under the Agreement. The Borrower shall have provided to the Lender a certificate of a senior executive officer of the Borrower certifying the provisions of Section 10(a) of this Amendment, in the form of Exhibit II attached hereto.

Section 11.           The effectiveness of this Amendment is subject to the conditions precedent that the Lender shall have received all of the following, each duly executed and dated the date hereof, in form and substance satisfactory to the Lender and its counsel, at the expense of the Borrower, and in such number of signed counterparts as the Lender may request:

a.	this Amendment;

b.	a certificate in the form of Exhibit II attached hereto;

c.	a copy of a resolution of the Board of Directors of the Borrower authorizing or ratifying the execution, delivery and performance, respectively, of this Amendment and of the other documents provided for in this Amendment, certified by the Secretary of the Borrower; and

d.	such other documents and certificates as the Lender may reasonably request.

Section 12.           This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall constitute but one and the same instrument.

Section 13.           Except as previously amended hereby and except as amended by this Amendment, the Agreement is hereby ratified and confirmed and shall continue in full force and effect.

Section 14.           This Amendment shall become effective when it shall have been executed by the Borrower and the Lender and thereafter shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns.

Section 15.           Without limiting the obligations of the Borrower under the Agreement, the Borrower agrees to pay, or to reimburse on demand, all reasonable costs and expenses incurred by the Lender in connection with the negotiation, preparation, execution, delivery, modification, amendment or enforcement of this Amendment, the Agreement and any other agreements, documents and instruments referred to herein, including the reasonable fees and expenses of legal counsel engaged by the Lender for such purposes.

Signature page follows.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

FIRST MID BANCSHARES, INC.
(f/k/a FIRST MID-ILLINOIS BANCSHARES, INC.)

By: ________________________
Title: _______________________

Address for notices:
1515 Charleston Avenue
Mattoon, Illinois 61938
Attention: Chief Operating Officer
Telephone: 217/258-3306
Fax No.: 217/258-0485

THE NORTHERN TRUST COMPANY

By: ________________________
Title: _______________________

Address for notices:
50 South LaSalle Street
Chicago, IL 60603
Attention: Mr. Peter J. Hallan, Corporate Banking
Telephone: 312/444-2434
Fax No.: 312/630-6105

Signature page to Seventh Amendment to Sixth Amended and Restated Credit Agreement

EXHIBIT I

Subsidiaries of Borrower prior to the closing of the Blackhawk Merger

First Mid Bank & Trust, National Association (a national banking association)

First Mid Wealth Management Company (an Illinois corporation)

First Mid Insurance Group, Inc. (an Illinois corporation)

First Mid Captive, Inc. (a Nevada corporation)

First Mid-Illinois Statutory Trust II (a Delaware business trust)

Clover Leaf Statutory Trust I (a Delaware business trust)

FBTC Statutory Trust I (a Delaware business trust)

Eagle Sub LLC (a Delaware limited liability company))

Purdum Gray Ingledue Beck, Inc. (an Illinois corporation)

Subsidiaries of Borrower following the closing of the Blackhawk Merger

First Mid Bank & Trust, National Association (a national banking association)

First Mid Wealth Management Company (an Illinois corporation)

First Mid Insurance Group, Inc. (an Illinois corporation)

First Mid Captive, Inc. (a Nevada corporation)

First Mid-Illinois Statutory Trust II (a Delaware business trust)

Clover Leaf Statutory Trust I (a Delaware business trust)

FBTC Statutory Trust I (a Delaware business trust)

Eagle Sub LLC (a Delaware limited liability company)

Blackhawk Bank (a Wisconsin chartered bank)

Nevahawk Investment, Inc. (a Nevada corporation)

Blackhawk Risk Management, Inc. (a Nevada corporation)

Blackhawk Statutory Trust I (a Connecticut statutory trust)

Blackhawk Statutory Trust II (a Delaware statutory trust)

Purdum Gray Ingledue Beck, Inc. (an Illinois corporation)

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EXHIBIT II

Officer’s Certificate

____________ ___, 202__

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60675

Re:	Seventh Amendment to Sixth Amended and Restated Credit Agreement (the “Seventh Amendment”), between First Mid Bancshares, Inc. (f/k/a First Mid-Illinois Bancshares, Inc.) (the “Borrower”) and The Northern Trust Company (the “Lender”).

Ladies and Gentlemen:

This certificate is being delivered to the Lender pursuant to Section 7 of the Seventh Amendment. Terms used in this certificate which are defined in the Sixth Amended and Restated Credit Agreement (as amended, the “Agreement”) shall have the same meanings given to them in the Agreement.

In connection with the execution and delivery of the Seventh Amendment, the undersigned officer of the Borrower hereby certifies as follows:

1.	After giving effect to the Seventh Amendment, no Event of Default or Unmatured Event of Default under the Agreement, as amended by the Seventh Amendment, has occurred and is continuing; and

2.	After giving effect to the Seventh Amendment, the representations and warranties in Section 5 of the Agreement and in Section 10 of the Seventh Amendment are true and correct in all material respects as of the date hereof.

Very truly yours,

FIRST MID BANCSHARES, INC. (f/k/a FIRST MID-ILLINOIS BANCSHARES, INC.)

By:_________________________________

Title:________________________________

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